SHARE-BASED PAYMENTS (Narrative) (Details)	12 Months Ended
	Dec. 31, 2019 USD ($) Year	Dec. 31, 2018 USD ($)	Dec. 31, 2017 USD ($)
Sharebased Payment Arrangements [Line Items]
Description of vesting requirements for share-based payment arrangement	Under this Stock Option Plan, 25% of options granted vest on each of the 6 month, 12 month, 18 month and 24 month anniversaries of the grant date. However, the stock options granted on June 24, 2019 and on December 6, 2019 are fully vested on the 4 month anniversary of the grant date.
Share-based payments	$ 190,469	$ 1,676	$ 22,309
Expected life | Year	3
Expected dividend
Bottom of range [Member]
Sharebased Payment Arrangements [Line Items]
Risk-free interest rate	0.54%
Expected volatility	94.49%
Top of range [Member]
Sharebased Payment Arrangements [Line Items]
Risk-free interest rate	1.66%
Expected volatility	128.69%